United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 30, 2025

Date of Report (Date of earliest event reported)

Elite Express Holding Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42811	99-2516128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida De La Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

(949) 758-0650

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ETS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 25, 2025, the board of directors (the “Board”) of Elite Express Holding Inc. (the “Company”) approved, and the audit committee of the Board later approved, the dismissal of Golden Eagle CPAs LLC (“Golden Eagle”) and the engagement of Audit Alliance LLP (“Audit Alliance”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2025, effective November 30, 2025.

Golden Eagle was the Company’s independent registered public accounting firm from October 15, 2024 to November 30, 2025. Golden Eagle’s reports on the consolidated financial statements of Elite Express Holding, Inc. included in the Company’s filings—specifically, the consolidated balance sheet of Elite Express Holding, Inc. as of November 30, 2024 (Successor Company) and the balance sheet of JAR Transportation Inc. as of November 30, 2023 (Predecessor Company), and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period from October 26, 2024 to November 30, 2024 (Successor Company), for the period from December 1, 2023 to October 25, 2024 (Predecessor Company), and for the year ended November 30, 2023 (Predecessor Company)—did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period through November 30, 2025, there were no disagreements with Golden Eagle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Golden Eagle’s satisfaction, would have caused Golden Eagle to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such periods. Furthermore, during the Company’s two most recent fiscal years and and the subsequent interim period through November 30, 2025, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses reported by management in the Risk Factors section of the Company’s registration statement on Form S-1 (File No. 333-286965), as amended.

The Company has provided Golden Eagle with a copy of the above disclosure and requested that Golden Eagle furnish a letter addressed to the U.S. Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of Golden Eagle’s letter is filed hereto as Exhibit 16.1.

During the Company’s two most recent fiscal years and through November 30, 2025, neither the Company nor anyone on its behalf consulted Audit Alliance with respect to any matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2025 (the “Effective Date”), Mr. Ninoslav Vasic, a member of the Board of the Company notified the Company of his intention to resign from his positions as an independent director of the Board, as the Chairman of the Audit Committee of the Board, a member of the Nominating and Corporate Governance Committee of the Board and a member of the Compensation Committee of the Board, effective as of the Effective Date, which has been accepted by the Board. Mr. Vasic’s resignation was due to conflicts arising from his other professional commitments and not a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company.

On December 2, 2025, the Nominating and Corporate Governance Committee of the Board recommended, and the Board approved and appointed Ms. Huanhuan Tian to serve as the Company’s independent director, as the Chairman of the Audit Committee of the Board, a member of the Nominating and Corporate Governance Committee of the Board and a member of the Compensation Committee of the Board, effective December 2, 2025. The Board determined that Ms. Huanhuan Tian qualifies as an audit committee financial expert within the meaning of the SEC rules or possesses financial sophistication within the meaning of the Nasdaq listing rules. Ms. Huanhuan Tian has served as the chief financial officer at Beijing Weibanyinqi Management Consulting Co., Ltd. since 2015 where she provided corporate financial management and consulting services. Ms. Huanhuan Tian earned a Bachelor’s degree in auditing from Shanghai University of Finance and Economics in 2006 and a Master of Business Administration from Central University of Finance and Economics in 2015. The Company believes Ms. Tian is qualified to serve as the Company’s director due to her years of experience in financial management, auditing, IPO preparation, and corporate compliance.

There are no family relationships between Ms. Huanhuan Tian and any director or executive officer of the Company. To the best knowledge of the Company, neither Ms. Huanhuan Tian, nor any of his immediate family members is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On December 2, 2025, the Company extended a director offer letter to Ms. Tian, which she accepted. A copy of the director offer letter is filed herewith as Exhibit 10.1 and is incorporated herein by reference. On December 2, 2025, the Company entered into an indemnification agreement with Ms. Tian. A copy of the indemnification agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Director Offer Letter dated December 2, 2025 by and between Huanhuan Tian and the Company
10.2	Indemnification Agreement dated December 2, 2025 by and between Huanhuan Tian and the Company
16.1	Letter, dated December 4, 2025, from Golden Eagle addressed to the Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2025

Elite Express Holding Inc.

By:	/s/ Yidan Chen
Yidan Chen
Chief Executive Officer, President and Director